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EVERGREEN INTERNATIONAL/GLOBAL GROWTH FUNDS           October 1, 1996
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EVERGREEN INTERNATIONAL EQUITY FUND

Class Y Shares
Class A Shares
Class B Shares
Class C Shares


Supplement to Prospectuses dated May 17, 1996


         In connection with approval of the selection of Warburg, Pincus Counsellors, Inc. ("Warburg") as the Sub-Adviser for the Evergreen International Equity Fund (the "Fund") and approval of the sub-advisory agreement relating to the Fund between Warburg and the Capital Management Group of First Union National Bank of North Carolina ("CMG"), the Fund's investment adviser, at a Special Meeting of Shareholders held on October 1, 1996, the following sections in the Prospectuses of the Evergreen International/Global Growth Funds dated May 17, 1996, have been amended:

Description of the Funds -- Investment Objectives and Policies (page 10)

         The reference to Boston International Advisers, Inc. in the first line of the second paragraph of the segment relating to the Evergreen International Equity Fund has been replaced with Warburg, Pincus Counsellors, Inc.


Management of the Funds -- Investment Advisers (page 19)

The following paragraphs in this section have been amended:

Paragraph One:     Warburg,  Pincus Counsellors,  Inc. ("Warburg") has replaced
Boston International Advisers, Inc. ("BIA") as the sub-adviser to the Evergreen International Equity Fund.

Paragraph Four:    The reference to "BIA" in the first line has been replaced with "Warburg".

Paragraph  Five:   The third  sentence  has been  deleted and the  following
substituted therefor:

         CMG  has  agreed  to  pay  Warburg,   the   sub-adviser   to  Evergreen
         International Equity Fund, a fee equal to .55 of 1% of the average daily net assets of the Fund on an annual basis.



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Paragraph Nine:    This  paragraph  has  been  deleted  and  the  following
substituted therefor:

         The portfolio managers for the Evergreen International Equity Fund are Richard Wagoner, Executive Vice President, Chief Investment Officer of CMG since 1973 and a Director of Evergreen Asset Management Corp. since 1994, together with Vincent J. McBride, an associate portfolio manager and research analyst of the Warburg Emerging Markets Fund and Warburg International Equity Fund who, prior to joining Warburg in 1994, was an international equity analyst at Smith Barney Inc. from 1993 to 1994, at General Electric Investment Corporation from 1992 to 1993, and a portfolio manager/analyst at United Jersey Bank from 1989 to 1992.


Management of the Funds -- Sub-Advisers (page 21)

The third paragraph under this section has been deleted in its entirety and the following substituted therefor:

     Warburg, the  sub-adviser to the Evergreen  International  Equity Fund, was incorporated in 1970 and is located at 466 Lexington Avenue, New York, New York. Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals, and has broad experience in advising international funds and assisting such funds in diversifying their international portfolios on a country-by-country basis. The Directors of Warburg are Lionel I. Pincus, Chief Executive Officer, John L. Furth, Chairman, and John L. Vogelstein. E.M. Warburg Pincus & Co., Inc. controls Warburg. As of June 30, 1996, Warburg was managing approximately $16 billion of assets, including approximately $9.6 billion of investment company assets.



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